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[TLC VISION LOGO]

NEWS RELEASE                        CONTACT:
FOR IMMEDIATE RELEASE               Stephen Kilmer
                                    Director of Investor Relations
                                    (905) 238-3904
                                    Email: investor.relations@tlcvision.com




                   TLCVISION REPORTS FINANCIAL RESULTS FOR THE
                    THREE AND SIX MONTHS ENDED JUNE 30, 2003

TORONTO, ON, AUGUST 11, 2003: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America's premier eye care services company, today announced its financial results for the three and six month periods ended June 30, 2003. For comparative purposes, investors and editors should note that results for the same three and six month periods a year ago include 45 days of the operations of LaserVision which was acquired in May 2002. All dollar amounts are expressed in U.S. currency and results are reported in accordance with U.S. generally accepted accounting principles (U.S. GAAP) unless otherwise stated.

Despite seasonal softness in the refractive industry and some delayed sales due to the timing of the commercial roll-out of CustomLASIK, cost savings achieved to-date through the merger resulted in improved operating results.

Q2-03 paid laser procedure volumes were over 44,600 and total net revenues were $47.5 million. For the same three-month period in 2002, paid laser procedure volumes were 35,900 and total net revenues were $43.1 million. Consistent with TLCVision's diversification strategy, revenues from other healthcare services generated 24.5% of total net revenues in Q2-03 compared to 20.5% in the same three month period a year ago.

On a GAAP basis, TLCVision reported a net loss of ($3.5 million) or ($0.05) per share, for Q2-03 compared to a net loss of $114 million, or ($2.22) per share, for the same period a year ago. Adjusted EBITDA for Q2-03 was positive $3.5 million, or $0.06 per share.

[Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding non-recurring items and is used to assist in understanding and comparing operating results. Reference should be made to the "Adjusted EBITDA" table that provides reconciliation between earnings (loss) as prescribed by U.S. GAAP and "Adjusted EBITDA".]

For the six months ended June 30, 2003 paid laser procedure volumes were over 98,100 and total net revenues were $101.1 million. This compared to paid laser procedure volumes of 62,200 and total net revenues of $80.1 million for the comparable period of the prior year. Revenues from other healthcare services generated 23.1% of total net revenues for first half of 2003 compared to 16.4% for the first half of 2002. The net loss for the six months ended June 30, 2003 was ($2.4 million), or ($0.04) per share, compared to a net loss of ($117.7 million), or ($2.63) per share, for



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the same period last year. Adjusted EBITDA for the six months ended June 30,
2003 was positive $10.6 million, or $0.17 per share.

Elias Vamvakas, TLCVision's Chairman & CEO, commented "Now into our third quarter, early indications are that U.S. patients are seeing the value in opting for CustomLASIK despite its higher price. In July, the first month of full commercial availability, CustomLASIK procedures represented approximately 25% of total volumes at our TLC Laser Eye Centers locations. Center bookings for August and September suggest that adoption rate momentum is gradually building as doctors and patients become more familiar with the new procedure and its potential for improving visual acuity and quality beyond that possible with glasses or contact lenses."

ABOUT TLC VISION

TLC Vision Corporation is North America's premier eye care services company. TLCVision enjoys a number of valuable assets including an affiliated network of more than 12,500 optometrists and 1,000 ophthalmic surgeons, access to some of the newest clinical technologies, proven patient education and marketing programs, state-of-the art information systems, a strong operations management culture and a number of well established corporate brands. The Company's common shares trade on the NASDAQ National Market under the symbol `TLCV' and on the Toronto Stock Exchange under the symbol `TLC'. Visit TLCVision's web site at www.tlcv.com.

FORWARD LOOKING STATEMENTS

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as "may", "will", "expect", "intend", "anticipate", "estimate", "predict", "plans" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision's anticipated future results. See the Company's reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.




                                      -30-
















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TLC VISION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                               THREE MONTHS ENDED           SIX MONTHS ENDED
                                                               ------------------           ----------------
                                                                    JUNE 30,                      JUNE 30,
                                                                    --------                      --------
                                                              2003            2002          2003           2002
                                                             -------         ------        -------        -------
Revenues
  Refractive
       Owned ...........................................     $12,987         $9,875        $28,263        $24,449
       Managed .........................................      13,250         16,703         28,897         34,799
       Access ..........................................       9,647          7,665         20,576          7,665
  Other healthcare services ............................      11,648          8,864         23,386         13,136
                                                             -------        -------        -------        -------
Total revenues .........................................      47,532         43,107        101,122         80,049
                                                             -------        -------        -------        -------
Cost of revenues
  Refractive
       Owned ...........................................      10,819          7,346         22,716         17,887
       Managed .........................................       9,817         11,349         20,463         22,572
       Access ..........................................       6,481          5,002         13,643          5,002
       Reduction in fair value of capital
        assets .........................................          --            915             --          1,487
  Other healthcare services ............................       7,950          6,415         15,430          8,765
                                                             -------        -------        -------        -------
Total cost of revenues .................................      35,067         31,027         72,252         55,713
                                                             -------        -------        -------        -------
  Gross margin .........................................      12,465         12,080         28,870         24,336
                                                             -------        -------        -------        -------
General and administrative and development                     8,313         11,228         16,332         19,061
Marketing ..............................................       3,496          3,702          7,157          7,044
Amortization of intangibles ............................       1,678          2,389          3,350          4,787
Impairment of goodwill and other intangible
  assets .................................. ............          --         81,720             --         81,720
Write down in the fair value of investments
  and long-term receivables ............................        (651)         4,502           (448)         5,003
Restructuring and other charges ........................       1,720          6,340          1,720          6,991
                                                             -------        -------        -------        -------
                                                              14,556        109,881         28,111        124,606
                                                             -------        -------        -------        -------
Operating Income (Loss) ................................      (2,091)       (97,801)           759       (100,270)
  Other income and (expense):
  Other income, net ....................................         198             --            566             --
  Interest expense, net ................................        (393)          (293)          (761)          (644)

  Minority interests ...................................        (961)           (67)        (2,502)          (690)
                                                             -------        -------        -------        -------
Loss before income taxes and cumulative
  effect of accounting change ..........................      (3,247)       (98,161)        (1,938)      (101,604)

Income tax expense .....................................        (206)          (622)          (445)          (868)
                                                             -------         ------        -------        -------
Loss before cumulative effect of accounting
  change ...............................................      (3,453)       (98,783)        (2,383)      (102,472)
                                                             -------         ------        -------        -------
Cumulative effect of accounting change .................          --        (15,174)            --        (15,174)

Net Loss ...............................................     $(3,453)     $(113,957)       $(2,383)     $(117,646)
                                                             -------        -------        -------        -------
Loss before cumulative effect of accounting
  change per share - basic and diluted .................      $(0.05)        $(1.93)        $(0.04)        $(2.29)
Cumulative effect of accounting change per
  share - basic and diluted ............................          --          (0.29)            --          (0.34)
                                                             -------        -------        -------        -------
Net Loss per share - basic & diluted ...................      $(0.05)        $(2.22)        $(0.04)        $(2.63)
Weighted average number of common shares
  outstanding - basic and diluted ......................      63,457         51,220         63,435         44,695
                                                             =======        =======        =======        =======
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TLC VISION CORPORATION
RECONCILIATION OF ADJUSTED EBITDA AGAINST U.S. GAAP
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                       3 MONTHS ENDED       6 MONTHS ENDED
                                                                              JUNE 30              JUNE 30
                                                                       -------------------------------------
                                                                                 2003                 2003
                                                                       -------------------------------------

Loss for the period                                                           $(2,383)             $(3,453)

Interest                                                                          393                  761
Taxes                                                                             206                  445
Depreciation and amortization                                                   5,493               11,047
------------------------------------------------------------------------------------------------------------
EBITDA                                                                          2,639                9,870
------------------------------------------------------------------------------------------------------------
Restructuring and other charges                                                 1,720                1,720
Write down in the fair value of investments and long-term receivables            (651)                (448)
Other income, net                                                                (198)                (566)
                                                                          ----------------------------------

Adjusted EBITDA                                                                $3,510              $10,576
                                                                          ==================================

Weighted average number of shares                                              63,457               63,435
Adjusted EBITDA per share                                                      $0.055               $0.167






TLC VISION CORPORATION
NET REVENUE AFTER DOCTOR COMPENSATION SUPPLEMENTAL ANALYSIS
(IN THOUSANDS)
(UNAUDITED)



                                                                 3 Months Ended                       6 Months Ended
                                                                    June 30                              June 30
                                                           -------------------------           -------------------------
                                                             2002             2003               2003              2002
                                                           -------           -------           -------           -------
Revenue - Refractive                                       $35,884           $34,243           $77,736           $66,913
Doctors Compensation                                        (2,646)           (2,393)           (5,683)           (5,464)
                                                           -------           -------           -------           -------
Net Revenue After Doctors Comp - Refractive                 33,238            31,850            72,053            61,449
Other Healthcare Service                                    11,648             8,864            23,386            13,136
                                                           -------           -------           -------           -------
Total Net Revenue After Doctors Compensation               $44,886           $40,714           $95,439           $74,585
                                                           -------           -------           -------           -------











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TLC VISION CORPORATION
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

                                                                 (UNAUDITED)
                                                                  JUNE 30,      DECEMBER 31,
                                                                    2003            2002
                                                                 -----------    ------------
ASSETS
Current assets
  Cash and cash equivalents................................      $    28,626    $     36,081
  Short-term investments...................................            1,881           1,557
  Accounts receivable......................................           17,939          14,155
  Prepaids and other current assets........................           11,065           9,820
                                                                 -----------    ------------
   Total current assets....................................           59,511          61,613
Restricted cash............................................            4,414           3,975
Investments and other assets...............................            2,614           2,442
Intangibles, net...........................................           26,145          29,326
Goodwill, net..............................................           43,233          40,697
Fixed assets...............................................           57,908          58,003
                                                                 -----------    ------------
Total assets...............................................      $   193,825    $    196,056
                                                                 ===========    ============

LIABILITIES
Current liabilities
  Accounts payable.........................................      $     9,676    $     13,857
  Accrued liabilities......................................           31,459          28,911
  Current portion of long-term debt........................            8,351           6,322
                                                                 -----------    ------------
    Total current liabilities..............................           49,486          49,090
Other long-term liabilities................................            6,221           9,630
Long term-debt, less current maturities....................           17,003          15,760
Minority interests.........................................           10,669           9,748

SHAREHOLDERS' EQUITY
Capital stock..............................................          390,893         388,769
Treasury stock.............................................           (2,623)         (2,623)
Option and warrant equity..................................            9,912          11,035
Accumulated deficit........................................         (287,736)       (285,353)
                                                                 -----------    ------------
Total shareholders' equity.................................          110,446         111,828
                                                                 -----------    ------------
Total liabilities and shareholders' equity.................      $   193,825    $    196,056
                                                                 ===========    ============
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